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                                  Exhibit 10.17


                Form of Promissory Notes Outstanding (Form D):



                ---------------------------------------------
                     Date                             Amount
                ---------------------------------------------
                     8/29/96                          $30,000
                ---------------------------------------------
                     1/7/97                           $30,000
                ---------------------------------------------



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THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED ("ACT"), AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW.



                            WORLDWIDE WIRELESS, INC.
             (Incorporated under the laws of the State of Delaware)



$30,000                                                   Dated: August 29, 1996

10% Note due, March 1, 1997

         FOR VALUE RECEIVED, WORLDWIDE WIRELESS, INC., a Delaware corporation (the "Company") promises to pay to ____________ or assigns (the "Holder"), the principal amount of Thirty Thousand ($30,000) Dollars (the "Principal Amount") in such coin or currency of the United States of America as at the time of Payment shall be legal tender for the payment of public and private debts, together with simple interest thereon at the rate of ten (10%) percent per annum, at the principal office of the Company, upon the closing of the Company's initial public offering (the "Closing"). If the Closing does not occur by the maturity date of this Note, the Company shall then pay to the Holder the principal amount due hereon, together with simple interest thereon at a rate of ten (10%) percent per annum.

         Notwithstanding anything to the contrary herein contained, the Principal Amount of this Note or any interest hereon may be prepaid at any time or from time to time, prior to


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the maturity date of this Note, in whole or in part, without prior notice and without penalty or premium. Prepayments shall be applied first to interest due and then to principal.

         1. Restrictions Upon Transferability.

                  1.1 Restrictions Upon Transferability. This Note has not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold or transferred in whole or in part unless the Holder shall have first given notice to the Company describing such sale or transfer and furnished to the Company either (a) an opinion, reasonably satisfactory to counsel for the Company, of counsel selected by such Holder, to the effect that the proposed sale or transfer may be made without registration under the Act or (b) an interpretive letter form the Securities and Exchange Commission to the effect that no enforcement action will be recommended if the proposed sale or transfer is made without registration under the Act; provided, however, that the foregoing shall not apply if there is in effect a registration statement with respect to this Note at the time of the proposed sale or transfer.

         2. Events of Default and Remedies. An "Event of Default" shall occur if:

                  2.1 Payment of Notes. The Company defaults in the payment of principal or interest of this Note, when and as the same shall become due and payable whether at maturity thereof, or by acceleration or otherwise, which default shall continue for a period of thirty (30) days from the date thereof; or

                  2.2 Bankruptcy, Insolvency, etc. The Company shall file or consent by answer or otherwise to the entry of an order for relief or approving a petition for relief


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or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or shall make an assignment for the benefit of its creditors, or shall consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property, or shall be adjudicated a bankrupt or insolvent, or shall take corporate action for the purpose of any of the foregoing, or if a court or governmental authority of competent jurisdiction shall enter an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding up or liquidation of the Company, or if any such petition shall be filed against the Company and such petition shall not be dismissed within sixty (60) days.

         In case an Event of Default (other than an Event of Default resulting from the Company's failure to pay the principal of, or any interest upon, this Note when the same shall be due and payable in accordance with the terms hereof (after giving effect to applicable "cure" provisions herein) or bankruptcy, insolvency or reorganization) shall occur and be continuing, the holders of at least a majority in aggregate principal amount of the Notes then outstanding by notice in writing to the Company may declare all unpaid principal and accrued interest on all of the Notes then outstanding to be due and payable immediately. In case and Event of Default resulting from the Company's nonpayment of principal of, or interest upon, this Note shall occur, the Holder may declare all unpaid


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principal and accrued interest on the Notes held by such Holder to be due and payable immediately. In case and Event of Default resulting from certain events of bankruptcy, insolvency or reorganization shall occur, all unpaid principal and accrued interest on the Notes held by each such Holder shall be due and payable immediately without any declaration or other act on the part of the holders of the Notes. Such acceleration may be annulled and past defaults (except, unless theretofore cured, a default in payment of principal or interest on the Notes) may be waived by the holders of a majority in aggregate principal amount of the Notes then outstanding.

                  3. Waiver and Amendments. This Note hereunder may be amended, modified, supersede, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the Company and holders of at least a majority in aggregate principal amount of the Notes at the time outstanding; provided, however, that consent by a Holder shall be required to modify the terms of this Note affecting the payment of principal of, or interest on, such Holder's Notes. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver hereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, power or privilege hereunder. The rights and remedies provided herein are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity.

                  4. Loss, Theft, Destruction or Mutilation of Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction


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or mutilation of this Note, and of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note, if mutilated, the Company will make and deliver a new note of like tenor and of the same series, in lieu of this Note. Any Note made and delivered in accordance with the provisions of this Article shall be dated as of the date to which interest has been paid on this Note, or if no interest has theretofore been paid on this Note, then dated the date hereof

                  5. Notice. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed or sent by certified, registered, or express mail, postage prepaid, and shall be deemed given when so delivered personally, telegraphed or, if mailed, five days after the date of deposit in the United States mails, as follows:

         (i)      if to the Company, to:

                  Worldwide Wireless, Inc.
                  6 East 43rd Street
                  New York, NY 10017

         (ii)     if to the Holder, to:

         his address specified on the records of the Company.

         6. Governing, Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of law principles.

         7. Successors and Assigns. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Company shall bind its successors and assigns, whether or not so expressed.


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         IN WITNESS WHEREOF, the Company has caused this Note to be signed in its corporate name by a duly authorized officer and to be dated as of the date first above written.

                                                 WORLDWIDE WIRE-LESS, INC.

                                                 By:____________________________